Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1992-1

KEY PERFORMANCE FACTORS
December, 1996

Scheduled Maturity                                      12/15/97

Coupon                                                  7.25%

Excess Protection Level
   3 Month Average  4.61%
      December, 1996  4.40%
      November, 1996  4.64%
      October, 1996  4.78%


Cash Yield                                              18.34%

Investor Charge Offs                                    4.19%

Base Rate                                               9.75%

Over 35 Day Delinquency                                 5.01%

Seller's Interest                                       28.15%

Total Payment Rate                                      10.26%

Total Principal Balance                                $8,443,749,170.63

Investor Participation Amount                          $500,000,000.00

Seller Participation Amount                            $2,377,082,503.90